UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 21, 2005

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                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-7422                 11-2234952
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
 incorporation)                      Number)               Identification No.)

                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                      N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition


On September 21, 2005, Standard Microsystems Corporation issued a press release announcing its financial results for its second quarter ended August 31, 2005. A copy of the press release is attached as Exhibit 99.1.

Use of non-GAAP Financial Information

Included within the press release are non-GAAP financial measures relating to the Company's Consolidated Statements of Operations that supplement the Company's Consolidated Statements of Operations prepared under general accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude non-cash charges relating to the Company's acquisitions of OASIS SiliconSystems Holding AG and Gain Technology Corporation, and adjustments to remove the impact of provisions to adjust stock appreciation rights to their market value as a result of an increase in the Company's stock price during the quarter. The non-GAAP measures have been reconciled to and should be considered together with the Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information is an additional measure that assists in evaluating operational trends and should not be regarded as a replacement for corresponding GAAP measures.

The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

( c )  Exhibits

99.1 - Press release dated September 21, 2005, reporting Standard Microsystems Corporation's financial results for its second quarter ended August 31, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  September 26, 2005                     By:   /s/ ANDREW M. CAGGIA
                                              ---------------------------------
                                              Andrew M. Caggia
                                              Senior Vice President and
                                              Chief Financial Officer,
                                              and Director
                                              (Principal Financial Officer)

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                                  Exhibit Index

Exhibit No.    Description

99.1 Press release dated September 21, 2005, reporting Standard Microsystems Corporation's financial results for its second quarter ended August 31, 2005.